EXHIBIT 99.4
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                           NATIONAL DATACOMPUTER, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. PRO FORMA ADJUSTMENTS

The Unaudited Pro Forma Financial Statements reflect the following pro forma adjustments:

     (a)  To remove assets and liabilities of discontinued audit business line

     (b) To retire preferred stock exchanged for sale of audit business line into Accumulated deficit

     (c)  To remove income (loss) from discontinued operations

     (d) Operating expenses are labor and fringes of employees dedicated to the audit business line

     (e) Elimination of preferred stock due to re-acquisition and retirement of preferred stock